UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21460

                          Pioneer Series Trust II
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2018 through December 31, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                                Pioneer AMT-Free
                                Municipal Fund

--------------------------------------------------------------------------------
                                Annual Report | December 31, 2018
--------------------------------------------------------------------------------

                                Ticker Symbols:

                                Class A    PBMFX
                                Class C    MNBCX
                                Class Y    PBYMX

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Pioneer funds complex if you invest directly.

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              14

Schedule of Investments                                                      16

Financial Statements                                                         32

Notes to Financial Statements                                                39

Report of Independent Registered Public Accounting Firm                      48

Additional Information                                                       50

Approval of Investment Management Agreement                                  52

Trustees, Officers and Service Providers                                     57

                    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders, and political and economic issues on the international front can also cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who visit companies and meet with their management teams. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity. As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe. The same active decision to invest in a company is also applied when we decide to sell a security, either due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
December 31, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 3

Portfolio Management Discussion | 12/31/18

In the following interview, David Eurkus discusses the investment environment for municipal bonds during the 12-month period ended December 31, 2018, and factors that affected the performance of Pioneer AMT-Free Municipal Fund for the period. Mr. Eurkus, Managing Director, Director of Municipals, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the day-to-day management of the Fund, along with Jonathan Chirunga, a senior vice president and a portfolio manager at Amundi Pioneer.

Q How did the Fund perform during the 12-month period ended December 31, 2018?

A Pioneer AMT-Free Municipal Fund's Class A shares returned 0.10% at net asset value during the 12-month period ended December 31, 2018, while the Fund's benchmark, the Bloomberg Barclays Municipal Bond Index (the Bloomberg Barclays Index), returned 1.28%. During the same 12-month period, the average return of the 161 mutual funds in Morningstar's Municipal National Long Funds Category was 0.27%.

Q How would you describe the investing environment for tax-exempt bonds during the 12-month period ended December 31, 2018?

A Early in 2018, the Federal tax legislation passed in December 2017 had a significant effect on the municipal bond market. The law's changes to the federal tax code included the provision that, within the municipal market, interest income on advance refunding bonds issued after December 31, 2017, would be treated as taxable income for the investor. (An advance refunding bond is issued to retire, or pre-refund, another outstanding bond more than 90 days in advance of its call date.) Advance refunding bonds have traditionally been issued by municipalities to refinance debt at lower rates and delay repayment of principal. In response, in December 2017, a host of municipal entities rushed to issue advance refunding bonds before the new tax bill took effect in January. The resulting spike in municipal supply was well received by the market, but in January 2018, the municipal market experienced significantly reduced demand, as many large investors who would have typically purchased bonds that month had already done so. Due to the sudden decrease in demand, tax-free bonds underwent a correction, and their yields rose sharply as their prices declined. However, the municipal market then stabilized for the next several months.

      Financial markets in general stumbled in the fall of 2018 as ongoing trade concerns and geopolitical tensions brought substantial volatility and resulted in the underperformance of many asset classes, including municipal bonds. The lead-up to the mid-term U.S. elections dominated headlines leading into November, and medium- to longer-term interest

4 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 rates remained range-bound. The results of the election were consistent with expectations, as Democrats took control of the House of Representatives and Republicans tightened their control of the Senate. In response, tax-exempt bonds rallied and ended the year on a strong note. Notably, the tax-exempt bond market was not only supported by demand from its traditional investors, but also by non-traditional buyers, including global insurance companies seeking relative safety, a low default rate, and attractive bond valuations compared to taxable bonds.

      Elsewhere, the U.S. economy continued to perform well despite increased trade tensions between the United States and a number of other countries, and the Federal Reserve (the Fed) continued to remove monetary accommodation by raising short-term rates four times during the year, while continuing to reduce its balance sheet. In addition, the yield curve continued to flatten, as long-term Treasury rates declined and short-term rates rose during the 12-month period.

Q What were your principal investment strategies in managing the Fund's portfolio during the 12-month period ended December 31, 2018?

A Our principal investment strategy remained the same during the 12-month period, which is to keep the portfolio fully invested, with a variety of coupon structures in the longer-term municipal market, as those investments offer higher yield potential in the tax-exempt marketplace. We believe that, over the long term, our broadly diversified* strategy positions the Fund for strong performance relative to its benchmark and its municipal fund peers. The Fund also continues to have a strong focus on sectors that are vital to the national as well as regional economies. The sectors include health care/hospitals, public and private education, power/energy, and transportation.

      During the 12-month period, we maintained our emphasis on overall portfolio quality. As of December 31, 2018, 25% of the portfolio's assets were rated "AAA" or the equivalent, and 81.4% were rated "A" or better. In addition, the Fund's investments are broadly diversified across a wide range of municipal bond sectors.

Q What were the most significant contributors to and detractors from performance over the Fund's fiscal year ended December 31, 2018?

A Individual portfolio positions that detracted from the Fund's benchmark-relative performance during the period included tobacco settlement bonds from Ohio, Rhode Island and Virginia. The Fund's allocation to tobacco bonds in general was a drag on benchmark-relative performance over the final months of the period, as the asset class struggled in the fourth quarter when the Food and Drug Administration announced that it plans to seek a ban on menthol cigarettes, which comprise more than 30% of retail sales.

*     Diversification does not assure a profit nor protect against loss.

                    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 5

      Another factor that hurt the performance of tobacco bonds in the final quarter of the Fund's fiscal year was increased sales of tobacco bond holdings by both exchange-traded funds (ETFs) and mutual funds, which took advantage of the highly liquid nature of tobacco bonds to meet redemption needs as investors withdrew money over concerns about future interest-rate moves.

      Among the most significant positive contributors to the Fund's benchmark-relative returns during the 12-month period were investments in education bonds from Massachusetts, sales tax/motor vehicle excise tax bonds from Puget Sound (State of Washington), and North Carolina general obligation bonds.

Q What was the status of the Fund's distributions to shareholders during the 12-month period ended December 31, 2018?

A The Fund's distributions** remained stable over the 12 months, beginning the period at 0.033 cents per share in January 2018 and inching up as high as 0.035 cents per share in September, before settling in at 0.034 cents per share over the final three months of the period.

Q Did you use derivatives as part of the Fund's investment strategy during the 12-month period ended December 31, 2018? If so, did the derivatives have a material effect on performance?

A     No, we did not use derivatives during the period.

Q     What is your outlook as the Fund enters a new fiscal year?

A We believe financial markets will likely be more volatile in 2019, but we also expect a flight to quality by investors that could benefit the municipal bond market. The tax-free bond market has been benefiting from its attractive tax-equivalent yields compared to Treasury issues, as well as municipals' low default rate when compared with other asset classes. We look for strong cash flows into municipals this year as investors react to growing uncertainties surrounding economic, geopolitical, fiscal, and monetary policy issues. In addition to strong demand for municipals, we think that year-over-year supply will be slightly higher in 2019.

      We are currently maintaining the Fund's duration at approximately one year longer than that of the benchmark Bloomberg Barclays Index, due to the attractive yields available at the longer end of the municipal yield curve. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

      We will continue to hold select, longer-term tax-exempt bonds in the Fund's portfolio, bonds that we believe have the strongest opportunity to perform well over time. We will also continue to monitor closely the integrity and

**    Dividends and distributions are not guaranteed.

6 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 credit quality of the Fund's holdings, the timely repayment of principal, and interest payments on the investments. The Fund remains broadly diversified, and the vast majority of the portfolio's holdings are in bonds with dedicated revenue streams, which we also continue to monitor closely.

      We believe that Pioneer AMT-Free Municipal Fund continues to be a suitable vehicle for appropriate, long-term investors seeking income that is free from federal income taxes.

Please refer to the Schedule of Investments on pages 16-31 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The value of municipal securities can be adversely affected by changes in the financial condition of municipal issuers, lower revenues, and regulatory and political developments.

A portion of income may be subject to local, state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 7

Portfolio Summary | 12/31/18

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

General Obligation                                                         21.7%
Education                                                                  21.2%
Health                                                                     12.5%
Special Revenues                                                           11.3%
Transportation                                                              7.9%
Water & Sewer                                                               6.0%
Escrowed                                                                    5.9%
Insured                                                                     4.3%
Various Revenues                                                            3.6%
Power                                                                       2.3%
Pollution Control Revenue                                                   1.5%
Housing                                                                     0.9%
Reserves                                                                    0.9%

State Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Massachusetts                                                            19.90%
Virginia                                                                  8.80%
California                                                                7.90%
Texas                                                                     7.60%
Washington                                                                7.50%
Florida                                                                   5.60%
Pennsylvania                                                              4.80%
Illinois                                                                  3.60%
New York                                                                  3.60%
North Carolina                                                            3.20%
Maryland                                                                  3.10%
Georgia                                                                   2.50%
Oregon                                                                    2.40%
Ohio                                                                      2.00%
Arizona                                                                   1.80%
Minnesota                                                                 1.80%
Colorado                                                                  1.60%
District of Columbia                                                      1.30%
New Hampshire                                                             1.20%
New Jersey                                                                1.20%
Maine                                                                     1.10%
Rhode Island                                                              1.10%
Missouri                                                                  0.90%
Michigan                                                                  0.80%
Utah                                                                      0.70%
Louisiana                                                                 0.60%
Delaware                                                                  0.50%
Indiana                                                                   0.50%
North Dakota                                                              0.50%
Puerto Rico                                                               0.40%
South Carolina                                                            0.40%
Connecticut                                                               0.30%
Mississippi                                                               0.30%
Oklahoma                                                                  0.30%
Nebraska                                                                  0.20%
Other                                                                     0.00%+

+     Amount rounds to less than 0.1%.

8 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Massachusetts Health & Educational Facilities Authority, Massachusetts
    Institute of Technology, Series K, 5.5%, 7/1/32                                                   2.13%
-----------------------------------------------------------------------------------------------------------
 2. Tobacco Settlement Financing Corp., Senior, Series B-1, 5.0%, 6/1/47                              1.68
-----------------------------------------------------------------------------------------------------------
 3. Virginia Public Building Authority, Series A, 3.0%, 8/1/38                                        1.22
-----------------------------------------------------------------------------------------------------------
 4. Central Puget Sound Regional Transit Authority, Series S-1, 5.0%, 11/1/46                         1.18
-----------------------------------------------------------------------------------------------------------
 5. University of Virginia, Series A-1, 4.0%, 4/1/45                                                  1.17
-----------------------------------------------------------------------------------------------------------
 6. State of Washington, Series 2015-D, 5.0%, 7/1/30                                                  1.12
-----------------------------------------------------------------------------------------------------------
 7. Golden State Tobacco Securitization Corp., Asset-Backed, Series A-2, 5.0%, 6/1/47                 1.10
-----------------------------------------------------------------------------------------------------------
 8. Massachusetts Development Finance Agency, Partners Healthcare System,
    5.0%, 7/1/31                                                                                      1.07
-----------------------------------------------------------------------------------------------------------
 9. Texas Private Activity Bond Surface Transportation Corp., Senior Lien-LBJ
    Infrastructure, 7.0%, 6/30/40                                                                     1.05
-----------------------------------------------------------------------------------------------------------
10. County of Fairfax, Series A, 4.0%, 10/1/33                                                        1.04
-----------------------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

                    Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 9

Prices and Distributions | 12/31/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                 12/31/18                      12/31/17
--------------------------------------------------------------------------------
           A                     $14.23                        $14.64
--------------------------------------------------------------------------------
           C                     $14.11                        $14.51
--------------------------------------------------------------------------------
           Y                     $14.19                        $14.60
--------------------------------------------------------------------------------

Distributions per Share: 1/1/18 - 12/31/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Net Investment         Short-Term          Long-Term
          Class            Income            Capital Gains       Capital Gains
--------------------------------------------------------------------------------
           A              $0.4040              $ --                $0.0148
--------------------------------------------------------------------------------
           C              $0.2949              $ --                $0.0148
--------------------------------------------------------------------------------
           Y              $0.4392              $ --                $0.0148
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Bloomberg Barclays Municipal Bond Index is an unmanaged, broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts shown on pages 11-13.

10 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18

Performance Update | 12/31/18                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer AMT-Free Municipal Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2018)
-----------------------------------------------------------
                      Net        Public        BBG
                      Asset      Offering      Barclays
                      Value      Price         Municipal
Period                (NAV)      (POP)         Bond Index
-----------------------------------------------------------
10 years              6.66%       6.17%        4.85%
5 years               4.73        3.77         3.82
1 year                0.10       -4.41         1.28
-----------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2018)
-----------------------------------------------------------
                Gross
-----------------------------------------------------------
                0.80%
-----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                      Bloomberg Barclays
                 Pioneer AMT-Free     Municipal Bond
                 Municipal Fund       Index
12/08            $ 9,550              $10,000
12/09            $11,843              $11,291
12/10            $12,097              $11,560
12/11            $13,517              $12,797
12/12            $15,257              $13,665
12/13            $14,444              $13,316
12/14            $16,409              $14,521
12/15            $17,148              $15,000
12/16            $17,063              $15,037
12/17            $18,181              $15,857
12/18            $18,199              $16,060

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 11

Performance Update | 12/31/18                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer AMT-Free Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays Municipal Bond
Index.

Average Annual Total Returns
(As of December 31, 2018)
-----------------------------------------------------------
                                               BBG
                                               Barclays
                   If           If             Municipal
Period             Held         Redeemed       Bond Index
-----------------------------------------------------------
10 years            5.83%        5.83%         4.85%
5 years             3.95         3.95          3.82
1 year             -0.60        -0.60          1.28
-----------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2018)
-----------------------------------------------------------
                Gross
-----------------------------------------------------------
                1.55%
-----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                      Bloomberg Barclays
                 Pioneer AMT-Free     Municipal Bond
                 Municipal Fund       Index
12/08            $10,000              $10,000
12/09            $12,294              $11,291
12/10            $12,448              $11,560
12/11            $13,798              $12,797
12/12            $15,457              $13,665
12/13            $14,523              $13,316
12/14            $16,374              $14,521
12/15            $16,986              $15,000
12/16            $16,771              $15,037
12/17            $17,730              $15,857
12/18            $17,624              $16,060

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18

Performance Update | 12/31/18                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer AMT-Free Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays Municipal Bond
Index.

Average Annual Total Returns
(As of December 31, 2018)
-----------------------------------------------------------
                        Net             BBG
                        Asset           Barclays
                        Value           Municipal
Period                  (NAV)           Bond Index
-----------------------------------------------------------
10 years                6.96%           4.85%
5 years                 5.01            3.82
1 year                  0.35            1.28
-----------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2018)
-----------------------------------------------------------
         Gross          Net
-----------------------------------------------------------
         0.63%          0.55%
-----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                      Bloomberg Barclays
                 Pioneer AMT-Free     Municipal Bond
                 Municipal Fund       Index
12/08            $5,000,000           $5,000,000
12/09            $6,235,210           $5,645,699
12/10            $6,383,362           $5,780,007
12/11            $7,151,933           $6,398,475
12/12            $8,045,343           $6,832,295
12/13            $7,677,536           $6,657,809
12/14            $8,741,894           $7,260,419
12/15            $9,166,907           $7,500,099
12/16            $9,143,661           $7,518,706
12/17            $9,768,924           $7,928,354
12/18            $9,802,970           $8,030,000

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2019, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on actual returns from July 1, 2018 through December 31, 2018.

--------------------------------------------------------------------------------
Share Class                           A                C                Y
--------------------------------------------------------------------------------
Beginning Account                  $1,000.00        $1,000.00        $1,000.00
Value on 7/1/18
--------------------------------------------------------------------------------
Ending Account                     $1,007.14        $1,003.33        $1,008.44
Value on 12/31/18
--------------------------------------------------------------------------------
Expenses Paid                      $    4.10        $    7.93        $    2.78
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.81%, 1.57% and 0.55%, for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2018 through December 31, 2018.

--------------------------------------------------------------------------------
Share Class                           A                C                Y
--------------------------------------------------------------------------------
Beginning Account                  $1,000.00        $1,000.00        $1,000.00
Value on 7/1/18
--------------------------------------------------------------------------------
Ending Account                     $1,021.12        $1,017.29        $1,022.43
Value on 12/31/18
--------------------------------------------------------------------------------
Expenses Paid                      $    4.13        $    7.98        $    2.80
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.81%, 1.57% and 0.55%, for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 15

Schedule of Investments | 12/31/18

-----------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
-----------------------------------------------------------------------------------------------------------------
                         UNAFFILIATED ISSUERS -- 98.0%
                         MUNICIPAL BONDS -- 97.9% of Net Assets(a)
                         Arizona -- 1.7%
    5,680,000            Arizona Department of Transportation State Highway
                         Fund Revenue, 5.0%, 7/1/30                                                $    6,623,846
    9,865,000            City of Mesa, Utility System Revenue, 3.25%, 7/1/29                           10,109,849
      135,000(b)         City of Mesa, Utility System Revenue, 3.25%, 7/1/29                              142,586
        9,000            County of Pima, Industrial Development Authority,
                         Arizona Charter Schools Project, Series C,
                         6.75%, 7/1/31                                                                      9,046
      500,000(b)         County of Pima, Industrial Development Authority,
                         Paradise Education Center Project, 6.1%, 6/1/45                                  508,795
    1,000,000            Maricopa County Pollution Control Corp., Southern
                         California Education Co., Series A, 5.0%, 6/1/35                               1,027,820
                                                                                                   --------------
                         Total Arizona                                                             $   18,421,942
-----------------------------------------------------------------------------------------------------------------
                         California -- 7.7%
   10,000,000(c)         Alameda Corridor Transportation Authority, California
                         Revenue Capital Appreciation Senior Lien,
                         Series A, 10/1/31 (NATL Insured)                                          $    6,354,200
   12,595,000(c)         Anaheim Public Financing Authority, Public
                         Improvements Project, Series C, 9/1/36
                         (AGM Insured)                                                                  6,323,194
   20,000,000(c)         California County Tobacco Securitization Agency,
                         Capital Appreciation, Stanislaus County,
                         Subordinated, Series A, 6/1/46                                                 3,156,600
   36,350,000(c)         California County Tobacco Securitization Agency,
                         Capital Appreciation, Stanislaus County,
                         Subordinated, Series D, 6/1/55                                                 1,486,715
    6,400,000            California Educational Facilities Authority, Stanford
                         University, Series U-A, 5.0%, 5/1/45                                           8,263,936
    3,575,000(b)         California Statewide Communities Development
                         Authority, Sutter Health, Series A, 6.0%, 8/15/42                              3,820,817
    5,000,000            City of San Francisco, Public Utilities Commission
                         Water Revenue, Series A, 4.0%, 11/1/33                                         5,315,700
    7,000,000            City of San Francisco, Public Utilities Commission
                         Water Revenue, Series A, 4.0%, 11/1/34                                         7,408,800
    5,000,000(d)         Coast Community College District, Election 2012,
                         Series D, 5.0%, 8/1/31                                                         6,002,300
   12,000,000            Golden State Tobacco Securitization Corp.,
                         Asset-Backed, Series A-2, 5.0%, 6/1/47                                        11,536,800
    3,000,000            Long Beach Bond Finance Authority, Series A,
                         5.5%, 11/15/37                                                                 3,659,400
    2,180,000(d)         Pomona Unified School District, Series A, 6.55%,
                         8/1/29 (NATL Insured)                                                          2,716,454
    5,000,000(d)         San Diego Unified School District, Series R2,
                         0.0%, 7/1/40                                                                   4,092,050

The accompanying notes are an integral part of these financial statements.

16 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18

-----------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
-----------------------------------------------------------------------------------------------------------------
                         California -- (continued)
    3,500,000            San Francisco City & County Airport Commission-San
                         Francisco International Airport, Series B,
                         5.0%, 5/1/47                                                              $    3,935,435
    1,500,000(d)         San Jose Evergreen Community College District,
                         Election of 2010, Series A, 5.0%, 8/1/41                                       1,633,455
    1,500,000(b)         Santa Cruz County Redevelopment Agency, Live
                         Oak / Soquel Community Improvement, Series A,
                         6.625%, 9/1/29                                                                 1,549,230
    5,000,000            University of California, Series AV, 5.0%, 5/15/35                             5,815,250
                                                                                                   --------------
                         Total California                                                          $   83,070,336
-----------------------------------------------------------------------------------------------------------------
                         Colorado -- 1.6%
    2,500,000            Regional Transportation District, Denver Trans
                         Partners, 6.0%, 1/15/26                                                   $    2,530,525
    1,250,000            Regional Transportation District, Denver Trans
                         Partners, 6.0%, 1/15/34                                                        1,262,400
    1,000,000            Regional Transportation District, Denver Trans
                         Partners, 6.0%, 1/15/41                                                        1,017,220
    2,000,000            Regional Transportation District, Denver Trans
                         Partners, 6.5%, 1/15/30                                                        2,031,080
    5,000,000            University of Colorado, Series A-2, 4.0%, 6/1/38                               5,248,000
    5,000,000            University of Colorado, Series A-2, 4.0%, 6/1/39                               5,231,550
                                                                                                   --------------
                         Total Colorado                                                            $   17,320,775
-----------------------------------------------------------------------------------------------------------------
                         Connecticut -- 0.3%
    3,000,000(d)         Metropolitan District, 3.0%, 3/1/29                                       $    2,971,350
                                                                                                   --------------
                         Total Connecticut                                                         $    2,971,350
-----------------------------------------------------------------------------------------------------------------
                         Delaware -- 0.5%
    4,975,000            Delaware State Economic Development Authority,
                         Facility-Indian River Power, 5.375%, 10/1/45                              $    5,092,211
                                                                                                   --------------
                         Total Delaware                                                            $    5,092,211
-----------------------------------------------------------------------------------------------------------------
                         District of Columbia -- 1.3%
   10,000,000            District of Columbia Tobacco Settlement Financing
                         Corp., Asset-Backed, 6.75%, 5/15/40                                       $   10,334,100
   84,000,000(c)         District of Columbia Tobacco Settlement Financing
                         Corp., Asset-Backed, Series C, 6/15/55                                         3,406,200
                                                                                                   --------------
                         Total District of Columbia                                                $   13,740,300
-----------------------------------------------------------------------------------------------------------------
                         Florida -- 5.5%
    1,000,000            Central Florida Expressway Authority, 5.0%, 7/1/39                        $    1,125,040
    2,000,000            Central Florida Expressway Authority, Senior Lien,
                         5.0%, 7/1/38                                                                   2,254,820
    2,615,000            City of Tampa, Baycare Health Care, Series A,
                         5.0%, 11/15/46                                                                 2,890,909
    4,500,000            County of Hillsborough, Utility Revenue, 3.0%, 8/1/37                          4,121,280
    5,000,000(b)         County of Miami-Dade, Aviation Revenue, Series B,
                         5.5%, 10/1/41                                                                  5,136,400

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 17

-----------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
-----------------------------------------------------------------------------------------------------------------
                         Florida -- (continued)
    2,500,000            County of Orange, Water Utility System Revenue,
                         3.0%, 10/1/32                                                             $    2,463,850
    4,645,000            County of Orange, Water Utility System Revenue,
                         3.0%, 10/1/34                                                                  4,391,429
    3,000,000            Escambia County Health Facilities Authority, Baptist
                         Hospital, Inc. Project, Series A, 6.0%, 8/15/36                                3,166,230
    1,390,000            Florida Development Finance Corp., Renaissance
                         Charter School, Series A, 6.0%, 9/15/30                                        1,441,180
    5,000,000            Florida's Turnpike Enterprise, Department
                         Transportation, Series A, 4.0%, 7/1/30                                         5,311,450
    6,850,000            JEA Water & Sewer System Revenue, Series A,
                         4.0%, 10/1/34                                                                  7,291,756
    3,400,000(b)         St. Johns County Industrial Development Authority,
                         Presbyterian Retirement, Series A, 6.0%, 8/1/45                                3,612,874
    8,000,000(d)         State of Florida, Capital Outlay, Series A,
                         3.0%, 6/1/29                                                                   8,132,080
    8,000,000(d)         State of Florida, Capital Outlay, Series C,
                         3.0%, 6/1/30                                                                   8,043,680
                                                                                                   --------------
                         Total Florida                                                             $   59,382,978
-----------------------------------------------------------------------------------------------------------------
                         Georgia -- 2.5%
    8,000,000(d)         City of Atlanta, Public Improvement, 4.5%, 12/1/29                        $    8,967,360
    2,040,000(d)         County of Fulton, Library Bond, 3.25%, 7/1/37                                  1,954,850
    2,870,000(d)         County of Fulton, Library Bond, 3.5%, 7/1/39                                   2,788,033
    4,790,000(d)         County of Fulton, Library Bond, 4.0%, 7/1/40                                   4,964,691
    5,000,000            Metropolitan Atlanta Rapid Transit Authority,
                         Series C, 3.5%, 7/1/38                                                         4,889,200
    2,750,000            Private Colleges & Universities Authority, Emory
                         University, Series A, 5.0%, 10/1/43                                            3,037,513
                                                                                                   --------------
                         Total Georgia                                                             $   26,601,647
-----------------------------------------------------------------------------------------------------------------
                         Illinois -- 3.5%
    1,000,000            Illinois Finance Authority, American Water Capital
                         Corp., Project, 5.25%, 5/1/40                                             $    1,029,160
    1,000,000            Illinois Finance Authority, Art Institute Of Chicago,
                         4.0%, 3/1/38                                                                   1,025,650
    1,500,000            Illinois Finance Authority, Art Institute Of Chicago,
                         5.0%, 3/1/30                                                                   1,694,040
    5,000,000            Illinois Finance Authority, Centegra Health System,
                         Series A, 5.0%, 9/1/42                                                         5,473,250
    1,500,000            Illinois Finance Authority, Northwestern Memorial
                         Healthcare, 4.0%, 7/15/36                                                      1,562,370
    2,175,000            Illinois Finance Authority, Northwestern Memorial
                         Healthcare, 4.0%, 7/15/37                                                      2,256,867
    3,000,000            Illinois Finance Authority, Northwestern Memorial
                         Healthcare, 4.0%, 7/15/47                                                      3,020,340
    8,540,000            Illinois Finance Authority, Presence Health Network,
                         Series C, 5.0%, 2/15/33                                                        9,722,534

The accompanying notes are an integral part of these financial statements.

18 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18

-----------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
-----------------------------------------------------------------------------------------------------------------
                         Illinois -- (continued)
    1,000,000            Illinois Finance Authority, Presence Health Network,
                         Series C, 5.0%, 2/15/36                                                   $    1,123,940
    5,000,000(b)         Illinois Finance Authority, Roosevelt University
                         Project, 6.5%, 4/1/39                                                          5,170,950
    4,580,000(e)         Metropolitan Pier & Exposition Authority, Mccormick
                         Place Convention, 7.0%, 7/1/26                                                 5,482,809
                                                                                                   --------------
                         Total Illinois                                                            $   37,561,910
-----------------------------------------------------------------------------------------------------------------
                         Indiana -- 0.5%
    2,000,000            Indiana Bond Bank, Special Program-Hendricks
                         Regional Health, Series A, 5.5%, 2/1/29 (MORAL
                         OBLIGATION Insured)                                                       $    2,005,760
    3,000,000            Indiana University, Series A, 4.0%, 6/1/42                                     3,104,580
       85,000            Indianapolis Local Public Improvement Bond Bank,
                         Series B, 6.0%, 1/10/20                                                           86,460
                                                                                                   --------------
                         Total Indiana                                                             $    5,196,800
-----------------------------------------------------------------------------------------------------------------
                         Louisiana -- 0.6%
    6,000,000            Jefferson Parish Hospital Service District No. 2, East
                         Jefferson General Hospital, 6.375%, 7/1/41                                $    5,718,660
      400,000(b)         Louisiana State Citizens Property Insurance Corp.,
                         5.0%, 6/1/24                                                                    440,344
      500,000(b)         Louisiana State Citizens Property Insurance Corp.,
                         5.0%, 6/1/24 (AGM Insured)                                                      550,430
                                                                                                   --------------
                         Total Louisiana                                                           $    6,709,434
-----------------------------------------------------------------------------------------------------------------
                         Maine -- 1.0%
    4,500,000            Maine Health & Higher Educational Facilities
                         Authority, Maine General Medical Center,
                         6.75%, 7/1/36                                                             $    4,811,985
    3,040,000            Maine Health & Higher Educational Facilities
                         Authority, Maine General Medical Center,
                         6.95%, 7/1/41                                                                  3,262,103
    2,745,000            University of Maine, 5.0%, 3/1/25 (AGM Insured)                                3,190,678
                                                                                                   --------------
                         Total Maine                                                               $   11,264,766
-----------------------------------------------------------------------------------------------------------------
                         Maryland -- 3.1%
    2,000,000            Maryland Economic Development Corp., Potomac,
                         6.2%, 9/1/22                                                              $    2,013,520
      900,000(f)         Maryland Economic Development Corp., Senior
                         Lien-Chesapeake Bay, Series A, 5.0%, 12/1/16                                    612,000
      400,000(f)         Maryland Economic Development Corp., Senior
                         Lien-Chesapeake Bay, Series B, 5.0%, 12/1/16                                    272,000
    6,250,000            Maryland Health & Higher Educational Facilities
                         Authority, Ascension Health, Series B,
                         5.0%, 11/15/51                                                                 6,659,812
    5,000,000(d)         State of Maryland, Series A, 5.0%, 3/15/29                                     5,982,850
    5,175,000(d)         Washington Suburban Sanitary Commission,
                         Consolidated Public Improvement, 3.0%, 6/1/35                                  4,861,809

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 19

-----------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
-----------------------------------------------------------------------------------------------------------------
                         Maryland -- (continued)
    5,180,000(d)         Washington Suburban Sanitary Commission,
                         Consolidated Public Improvement, 3.0%, 6/1/37                             $    4,706,393
    3,880,000(d)         Washington Suburban Sanitary Commission,
                         Consolidated Public Improvement, Second Series,
                         4.0%, 6/1/43                                                                   3,970,947
    3,735,000(d)         Washington Suburban Sanitary Commission,
                         Consolidated Public Improvement, Second Series,
                         4.0%, 6/1/44                                                                   3,820,681
                                                                                                   --------------
                         Total Maryland                                                            $   32,900,012
-----------------------------------------------------------------------------------------------------------------
                         Massachusetts -- 19.6%
    3,485,000(d)         Cape Cod Regional Technical High School District,
                         School Project Loan Chapter 70 B, 4.0%, 11/15/37                          $    3,641,093
    3,485,000(d)         Cape Cod Regional Technical High School District,
                         School Project Loan Chapter 70 B, 4.0%, 11/15/38                               3,627,536
    1,055,000(d)         City of Beverly, 3.125%, 10/15/39                                                954,712
    1,375,000(d)         City of Cambridge, Municipal Purpose Loan,
                         4.0%, 2/15/26                                                                  1,544,895
    5,075,000(d)         City of Cambridge, Municipal Purpose Loan, Series A,
                         3.0%, 2/15/35                                                                  4,824,599
    1,300,000(d)         Concord & Carlisle Regional School District,
                         3.0%, 3/15/29                                                                  1,309,178
    1,300,000(d)         Concord & Carlisle Regional School District,
                         3.0%, 3/15/31                                                                  1,289,457
    1,300,000(d)         Concord & Carlisle Regional School District,
                         3.0%, 3/15/33                                                                  1,256,034
    7,175,000(c)         Massachusetts Bay Transportation Authority,
                         Series A, 7/1/28                                                               5,301,607
    5,000,000(c)         Massachusetts Department of Transportation,
                         Series A, 1/1/28 (NATL Insured)                                                3,855,850
    4,200,000            Massachusetts Development Finance Agency, Agency
                         Williams College, Series P, 5.0%, 7/1/43                                       4,649,400
    1,000,000            Massachusetts Development Finance Agency, Babson
                         College, 5.0%, 10/1/21                                                         1,080,810
    1,000,000            Massachusetts Development Finance Agency, Babson
                         College, 5.0%, 10/1/22                                                         1,075,800
    1,500,000            Massachusetts Development Finance Agency, Berklee
                         College Music, 5.0%, 10/1/35                                                   1,705,875
    1,000,000            Massachusetts Development Finance Agency, Berkshire
                         Health System, Series G, 5.0%, 10/1/30                                         1,068,070
    4,000,000            Massachusetts Development Finance Agency, Boston
                         University, Series X, 5.0%, 10/1/48                                            4,362,240
    8,690,000            Massachusetts Development Finance Agency, Broad
                         Institute, 4.0%, 4/1/41                                                        8,954,958
    2,000,000            Massachusetts Development Finance Agency, Broad
                         Institute, 5.0%, 4/1/37                                                        2,305,560
    6,255,000(b)         Massachusetts Development Finance Agency, Broad
                         Institute, Inc., Series A, 5.375%, 4/1/41                                      6,743,140

The accompanying notes are an integral part of these financial statements.

20 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18

-----------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
-----------------------------------------------------------------------------------------------------------------
                         Massachusetts -- (continued)
    1,000,000(b)         Massachusetts Development Finance Agency,
                         Foxborough Regional Charter School, Series A,
                         7.0%, 7/1/42                                                              $    1,075,560
    5,000,000            Massachusetts Development Finance Agency,
                         Harvard University, Series A, 4.0%, 7/15/36                                    5,366,250
    1,000,000            Massachusetts Development Finance Agency,
                         Harvard University, Series A, 5.0%, 7/15/40                                    1,278,540
    5,000,000            Massachusetts Development Finance Agency,
                         Lawrence General Hospital, Series A, 5.5%, 7/1/44                              5,389,650
    4,000,000            Massachusetts Development Finance Agency, Lowell
                         General Hospital, Series G, 5.0%, 7/1/44                                       4,201,640
      400,000            Massachusetts Development Finance Agency,
                         Milford Regional Medical Center, Series F,
                         5.625%, 7/15/36                                                                  430,996
      500,000            Massachusetts Development Finance Agency,
                         Milford Regional Medical Center, Series F,
                         5.75%, 7/15/43                                                                   536,155
    2,000,000            Massachusetts Development Finance Agency,
                         Northeastern University, 4.0%, 10/1/35                                         2,038,240
      450,000            Massachusetts Development Finance Agency,
                         Northeastern University, Series A, 5.0%, 3/1/39                                  490,919
    5,000,000            Massachusetts Development Finance Agency,
                         Partners Healthcare System, 4.0%, 7/1/41                                       5,064,150
    9,930,000            Massachusetts Development Finance Agency,
                         Partners Healthcare System, 5.0%, 7/1/31                                      11,263,202
    2,700,000            Massachusetts Development Finance Agency,
                         Partners Healthcare System, Series O, 4.0%, 7/1/45                             2,719,980
    8,000,000            Massachusetts Development Finance Agency,
                         Partners Healthcare System, Series S, 4.0%, 7/1/35                             8,312,640
      400,000            Massachusetts Development Finance Agency, Tufts
                         Medical, Series I, 6.75%, 1/1/36                                                 436,144
      600,000(b)         Massachusetts Development Finance Agency, Tufts
                         Medication Center, Series, 6.75%, 1/1/36                                         655,944
      875,000            Massachusetts Development Finance Agency, Tufts
                         University, Series Q, 4.0%, 8/15/38                                              906,369
      125,000(b)         Massachusetts Development Finance Agency, Tufts
                         University, Series Q, 4.0%, 8/15/38                                              138,295
    1,000,000            Massachusetts Development Finance Agency, UMass
                         Memorial, Series H, 5.125%, 7/1/26                                             1,061,850
    6,600,000            Massachusetts Development Finance Agency, WGBH
                         Educational Foundation, Series A, 5.75%, 1/1/42
                         (AMBAC Insured)                                                                8,727,378
    4,080,000(c)         Massachusetts Development Finance Agency, WGBH
                         Educational Foundation, Series B, 1/1/38
                         (AGC Insured)                                                                  1,948,118
    1,585,000            Massachusetts Development Finance Agency,
                         Whitehead Institute Biomedical Research,
                         5.0%, 6/1/25                                                                   1,696,743

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 21

-----------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
-----------------------------------------------------------------------------------------------------------------
                         Massachusetts -- (continued)
      835,000            Massachusetts Development Finance Agency,
                         Woods Hole Oceanographic Institution,
                         5.0%, 6/1/38                                                              $      957,745
    1,000,000            Massachusetts Development Finance Agency,
                         Woods Hole Oceanographic Institution,
                         5.0%, 6/1/43                                                                   1,137,410
      500,000            Massachusetts Development Finance Agency,
                         Woods Hole Oceanographic Institution,
                         5.0%, 6/1/48                                                                     566,540
    2,500,000            Massachusetts Development Finance Agency,
                         Worcester Polytechnic Institute, 4.0%, 9/1/49                                  2,526,225
    1,250,000            Massachusetts Development Finance Agency,
                         Worcester Polytechnic Institute, 5.0%, 9/1/50                                  1,340,513
    2,335,000(b)         Massachusetts Health & Educational Facilities
                         Authority, Massachusetts Eye And Ear Infirmary,
                         Series C, 5.375%, 7/1/35                                                       2,452,217
   16,950,000            Massachusetts Health & Educational Facilities
                         Authority, Massachusetts Institute of Technology,
                         Series K, 5.5%, 7/1/32                                                        22,468,751
    2,000,000            Massachusetts Health & Educational Facilities
                         Authority, Northeastern University, Series T-2,
                         4.125%, 10/1/37                                                                2,036,380
    1,000,000            Massachusetts Port Authority, Series B, 5.0%, 7/1/32                           1,092,270
    1,000,000            Massachusetts Port Authority, Series B, 5.0%, 7/1/33                           1,090,160
    3,000,000            Massachusetts Port Authority, Series C, 5.0%, 7/1/33                           3,377,880
    3,975,000            Massachusetts State College Building Authority,
                         Series A, 5.0%, 5/1/28 (ST INTERCEPT Insured)                                  4,338,156
    2,420,000            Massachusetts Water Resources Authority, General,
                         Series B, 5.25%, 8/1/36 (AGM Insured)                                          3,128,624
    1,305,000(d)         Town of Nantucket, 2.0%, 12/15/27                                              1,233,512
    5,000,000(d)         Town of Natick, Municipal Purpose Loan,
                         4.0%, 7/15/37                                                                  5,266,000
    1,955,000(d)         Town of Norwood, Municipal Purpose Loan,
                         2.125%, 7/15/30                                                                1,765,013
    2,000,000(d)         Town of Plymouth, Municipal Purpose Loan,
                         3.0%, 5/1/31                                                                   1,981,620
    1,535,000(d)         Town of Plymouth, Municipal Purpose Loan,
                         3.375%, 5/1/32                                                                 1,546,727
    1,265,000(d)         Town of Plymouth, Municipal Purpose Loan,
                         3.5%, 5/1/35                                                                   1,257,170
    3,500,000(d)         Town of Plymouth, Municipal Purpose Loan,
                         3.5%, 5/1/44                                                                   3,275,860
    2,635,000(d)         Town of Plymouth, Municipal Purpose Loan,
                         5.0%, 5/1/29                                                                   3,144,873
    4,160,000(d)         Town of Stoughton, Municipal Purpose Loan,
                         3.0%, 10/15/37                                                                 3,751,987
    1,000,000(d)         Town of Wellesley, Municipal Purpose Loan,
                         4.0%, 6/1/41                                                                   1,027,890

The accompanying notes are an integral part of these financial statements.

22 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18

-----------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
-----------------------------------------------------------------------------------------------------------------
                         Massachusetts -- (continued)
    4,000,000(d)         Town of Wellesley, Municipal Purpose Loan,
                         4.0%, 6/1/45                                                              $    4,081,560
    4,500,000(d)         Town of Wilmington, School, 4.0%, 3/15/37                                      4,607,145
    2,500,000            University of Massachusetts Building Authority,
                         Series 1, 5.0%, 11/1/39                                                        2,720,025
    4,160,000            Woods Hole Marthas Vineyard & Nantucket
                         Steamship Authority, Series A, 4.0%, 3/1/28
                         (ST GTD Insured)                                                               4,519,091
                                                                                                   --------------
                         Total Massachusetts                                                       $  209,980,921
-----------------------------------------------------------------------------------------------------------------
                         Michigan -- 0.8%
    2,965,000            Michigan Public Educational Facilities Authority,
                         Limited Obligation-David Ellis-West Project,
                         5.875%, 6/1/37                                                            $    2,894,819
    5,000,000            University of Michigan, 5.0%, 4/1/36                                           5,709,500
                                                                                                   --------------
                         Total Michigan                                                            $    8,604,319
-----------------------------------------------------------------------------------------------------------------
                         Minnesota -- 1.8%
    3,000,000            City of Rochester, Mayo Clinic, Series B,
                         5.0%, 11/15/29                                                            $    3,690,480
    5,350,000            City of Rochester, Mayo Clinic, Series B,
                         5.0%, 11/15/36                                                                 6,710,986
    3,000,000(d)         State of Minnesota, Series B, 3.0%, 10/1/36                                    2,814,240
    2,875,000            University of Minnesota, Series A, 5.0%, 4/1/33                                3,321,660
      600,000            University of Minnesota, Series B, 4.0%, 1/1/20                                  612,954
    1,000,000            University of Minnesota, Series B, 4.0%, 1/1/29                                1,072,930
      860,000            University of Minnesota, Series B, 4.0%, 1/1/30                                  918,549
                                                                                                   --------------
                         Total Minnesota                                                           $   19,141,799
-----------------------------------------------------------------------------------------------------------------
                         Mississippi -- 0.3%
    2,750,000            County of Warren, International Paper Co., Series A,
                         5.8%, 5/1/34                                                              $    2,867,673
                                                                                                   --------------
                         Total Mississippi                                                         $    2,867,673
-----------------------------------------------------------------------------------------------------------------
                         Missouri -- 0.8%
    2,500,000            Health & Educational Facilities Authority of the
                         State of Missouri, CoxHealth Hospital, Series A,
                         5.0%, 11/15/35                                                            $    2,762,375
    4,000,000            Health & Educational Facilities Authority of the
                         State of Missouri, Mercy Health, Series F,
                         4.0%, 11/15/45                                                                 4,035,280
    2,000,000            Missouri Development Finance Board, City of
                         Independence-Annual Appropriation Sewer
                         System, 5.25%, 11/1/42                                                         2,232,200
       75,000            Missouri State Environmental Improvement & Energy
                         Resources Authority, Unrefunded Balance-
                         St. Revolving, 5.125%, 1/1/20                                                     75,206
                                                                                                   --------------
                         Total Missouri                                                            $    9,105,061
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 23

-----------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
-----------------------------------------------------------------------------------------------------------------
                         Nebraska -- 0.2%
    2,000,000            University of Nebraska, University Nebraska Lincoln
                         Student, Series A, 3.0%, 7/1/35                                           $    1,899,640
                                                                                                   --------------
                         Total Nebraska                                                            $    1,899,640
-----------------------------------------------------------------------------------------------------------------
                         New Hampshire -- 1.2%
    4,000,000            New Hampshire Health & Education Facilities
                         Authority Act, Catholic Medical Centre,
                         3.75%, 7/1/40                                                             $    3,901,840
    7,850,000(b)         New Hampshire Health & Education Facilities
                         Authority Act, Wentworth Douglas Hospital, Series A,
                         6.5%, 1/1/41                                                                   8,543,783
                                                                                                   --------------
                         Total New Hampshire                                                       $   12,445,623
-----------------------------------------------------------------------------------------------------------------
                         New Jersey -- 1.2%
    5,000,000            New Jersey Educational Facilities Authority, Princeton
                         University, Series B, 5.0%, 7/1/27                                        $    5,970,050
    3,000,000            New Jersey Educational Facilities Authority, Princeton
                         University, Series B, 5.0%, 7/1/39                                             3,214,140
    2,000,000            New Jersey Transportation Trust Fund Authority,
                         Transportation System, Series A, 5.5%, 6/15/41
                         (ST APPROP Insured)                                                            2,095,500
    1,640,000(d)         Township of Plainsboro, General Improvement,
                         2.0%, 8/1/24                                                                   1,621,156
                                                                                                   --------------
                         Total New Jersey                                                          $   12,900,846
-----------------------------------------------------------------------------------------------------------------
                         New York -- 3.6%
    5,030,000            New York State Dormitory Authority, Columbia
                         University, 5.0%, 10/1/41                                                 $    5,319,577
    5,000,000            New York State Dormitory Authority, Columbia
                         University, Series A-2, 5.0%, 10/1/46                                          6,536,700
    5,515,000            New York State Dormitory Authority, Insured-FIT
                         Student Housing Corp., 5.25%, 7/1/24
                         (NATL Insured)                                                                 6,148,122
    4,500,000            New York State Dormitory Authority, New York
                         University, Series A, 4.0%, 7/1/36                                             4,721,490
    1,000,000            New York State Dormitory Authority, Series A,
                         4.0%, 7/1/35                                                                   1,060,850
    5,015,000            New York State Dormitory Authority, Series A,
                         5.0%, 3/15/31                                                                  5,699,899
    3,250,000            New York State Dormitory Authority, Trustees of
                         Columbia University, 5.0%, 10/1/45                                             4,233,287
    1,500,000            Port Authority of New York & New Jersey, Consolidated
                         Ninety-Third Series, 6.125%, 6/1/94                                            1,765,245
    2,925,000(d)         White Plains City School District, 2.0%, 5/15/28
                         (ST AID WITHHLDG Insured)                                                      2,771,701
                                                                                                   --------------
                         Total New York                                                            $   38,256,871
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18

-----------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
-----------------------------------------------------------------------------------------------------------------
                         North Carolina -- 3.1%
    3,000,000            City of Charlotte, Storm Water Revenue,
                         4.0%, 12/1/43                                                             $    3,074,550
    5,000,000            City of Fayetteville, Public Works Commission
                         Revenue, 4.0%, 3/1/44                                                          5,162,600
   10,000,000            North Carolina Turnpike Authority, Series A,
                         4.0%, 1/1/35                                                                  10,548,900
    5,000,000(d)         State of North Carolina, Series A, 5.0%, 6/1/28                                5,948,700
    9,615,000(d)         State of North Carolina, St. Public Improvement
                         Connecourt, Series A, 3.0%, 6/1/35                                             9,110,886
                                                                                                   --------------
                         Total North Carolina                                                      $   33,845,636
-----------------------------------------------------------------------------------------------------------------
                         North Dakota -- 0.5%
    5,000,000            County of McLean, Great River Energy, Series B,
                         5.15%, 7/1/40                                                             $    5,170,050
                                                                                                   --------------
                         Total North Dakota                                                        $    5,170,050
-----------------------------------------------------------------------------------------------------------------
                         Ohio -- 1.9%
   50,000,000(c)         Buckeye Tobacco Settlement Financing Authority,
                         Asset-Backed, 2nd Subordinated, Series C, 6/1/52                          $    1,349,000
   10,000,000            Buckeye Tobacco Settlement Financing Authority,
                         Asset-Backed, Series A-2, 5.75%, 6/1/34                                        9,510,200
    9,000,000            Buckeye Tobacco Settlement Financing Authority,
                         Asset-Backed, Series A-2, 6.5%, 6/1/47                                         8,977,590
      800,000            County of Lake, Lake Hospital, Series S,
                         6.0%, 8/15/43                                                                    802,480
                                                                                                   --------------
                         Total Ohio                                                                $   20,639,270
-----------------------------------------------------------------------------------------------------------------
                         Oklahoma -- 0.3%
    2,630,000            McGee Creek Authority, Oklahoma Water Revenue,
                         6.0%, 1/1/23 (NATL Insured)                                               $    2,812,443
                                                                                                   --------------
                         Total Oklahoma                                                            $    2,812,443
-----------------------------------------------------------------------------------------------------------------
                         Oregon -- 2.4%
    1,800,000            City of Portland, Sewer System Revenue, First Lien,
                         Series A, 2.0%, 6/15/29                                                   $    1,638,972
    5,000,000(d)         Clackamas County School District No. 7J
                         Lake Oswego, School District, 4.0%, 6/1/43
                         (SCH-BD GTY Insured)                                                           5,154,900
    3,000,000(d)         Deschutes & Jefferson Counties School District
                         No. 2J Redmond, 3.0%, 6/15/32
                         (SCH-BD GTY Insured)                                                           2,950,950
    2,000,000(c)(d)      Multnomah County School District No. 40, Deferred
                         Interest, Series B, 6/15/30 (SCH-BD GTY Insured)                               1,382,660
    2,000,000(c)(d)      Multnomah County School District No. 40, Deferred
                         Interest, Series B, 6/15/31 (SCH-BD GTY Insured)                               1,316,040
    1,715,000(c)(d)      Multnomah County School District No. 40, Deferred
                         Interest, Series B, 6/15/32 (SCH-BD GTY Insured)                               1,074,019
    2,000,000            Oregon Health & Science University, Series A,
                         5.0%, 7/1/42                                                                   2,267,500

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 25

-----------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
-----------------------------------------------------------------------------------------------------------------
                         Oregon -- (continued)
    1,500,000            Oregon Health & Science University, Series B,
                         5.0%, 7/1/28                                                              $    1,757,070
    7,030,000(d)         State of Oregon, Series J, 5.0%, 8/1/42                                        8,051,951
                                                                                                   --------------
                         Total Oregon                                                              $   25,594,062
-----------------------------------------------------------------------------------------------------------------
                         Pennsylvania -- 4.7%
      825,000            Chester County Industrial Development Authority,
                         Collegium Charter School, Series A,
                         5.125%, 10/15/37                                                          $      834,091
      175,000            Chester County Industrial Development Authority,
                         Collegium Charter School, Series A,
                         5.25%, 10/15/47                                                                  176,036
    4,095,000            Dauphin County General Authority, Pinnacle Health
                         System Project, 5.0%, 6/1/42                                                   4,342,174
    3,725,000            Delaware County Industrial Development Authority,
                         Chester Charter School Arts Project, Series A,
                         5.125%, 6/1/46 (144A)                                                          3,538,340
    1,000,000(b)         Pennsylvania Higher Educational Facilities Authority,
                         Edinboro University Foundation, 6.0%, 7/1/43                                   1,058,600
    4,750,000            Pennsylvania Higher Educational Facilities Authority,
                         Thomas Jefferson University, 5.0%, 9/1/39                                      5,241,245
    1,000,000            Pennsylvania Higher Educational Facilities Authority,
                         University Properties, Inc., East Stroudsburg,
                         5.0%, 7/1/42                                                                   1,013,930
    2,000,000            Pennsylvania Turnpike Commission, Series A-1,
                         5.0%, 12/1/42                                                                  2,210,160
    5,000,000            Pennsylvania Turnpike Commission, Series A-1,
                         5.0%, 12/1/47                                                                  5,505,400
    2,500,000            Philadelphia Authority for Industrial Development,
                         Childrens Hospital Philadelphia, 4.0%, 7/1/35                                  2,621,150
    3,750,000            Philadelphia Authority for Industrial Development,
                         Childrens Hospital Philadelphia, 4.0%, 7/1/36                                  3,909,150
    2,500,000            Philadelphia Authority for Industrial Development,
                         Childrens Hospital Philadelphia, 4.0%, 7/1/37                                  2,593,025
    2,500,000            Philadelphia Authority for Industrial Development,
                         Childrens Hospital Philadelphia, 5.0%, 7/1/42                                  2,734,300
    3,000,000            Philadelphia Authority for Industrial Development,
                         Thomas Jefferson University, Series A,
                         4.0%, 9/1/42                                                                   3,029,040
    3,680,000            Swarthmore Borough Authority, Swarthmore College,
                         5.0%, 9/15/39                                                                  4,298,682
    5,015,000            Swarthmore Borough Authority, Swarthmore College,
                         5.0%, 9/15/44                                                                  5,821,462
    1,195,000            Swarthmore Borough Authority, Swarthmore College,
                         5.0%, 9/15/45                                                                  1,386,069
                                                                                                   --------------
                         Total Pennsylvania                                                        $   50,312,854
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18

-----------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
-----------------------------------------------------------------------------------------------------------------
                         Puerto Rico -- 0.3%
    7,000,000(d)(f)      Commonwealth of Puerto Rico, Series A,
                         8.0%, 7/1/35                                                              $    3,762,500
                                                                                                   --------------
                         Total Puerto Rico                                                         $    3,762,500
-----------------------------------------------------------------------------------------------------------------
                         Rhode Island -- 1.1%
    5,140,000            Rhode Island Health & Educational Building Corp.,
                         Brown University, Series A, 4.0%, 9/1/37                                  $    5,401,061
   41,290,000(c)         Tobacco Settlement Financing Corp., Asset-Backed,
                         Series A, 6/1/52                                                               4,449,823
   20,000,000(c)         Tobacco Settlement Financing Corp., Asset-Backed,
                         Series B, 6/1/52                                                               1,834,200
                                                                                                   --------------
                         Total Rhode Island                                                        $   11,685,084
-----------------------------------------------------------------------------------------------------------------
                         South Carolina -- 0.4%
    1,000,000            SCAGO Educational Facilities Corp. for Pickens
                         School District, 3.25%, 12/1/28                                           $    1,006,320
    2,675,000            South Carolina Transportation Infrastructure Bank,
                         Series A, 3.0%, 10/1/33                                                        2,519,877
      500,000(d)         State of South Carolina, St. Economic Development,
                         Series A, 5.0%, 4/1/20                                                           519,780
                                                                                                   --------------
                         Total South Carolina                                                      $    4,045,977
-----------------------------------------------------------------------------------------------------------------
                         Texas -- 7.5%
    3,550,000(c)         Central Texas Regional Mobility Authority, Capital
                         Appreciation, 1/1/26                                                      $    2,858,815
    3,000,000(c)         Central Texas Regional Mobility Authority, Capital
                         Appreciation, 1/1/27                                                           2,320,230
    7,100,000(c)         Central Texas Regional Mobility Authority, Capital
                         Appreciation, Senior Lien, 1/1/25                                              5,935,813
    2,500,000(b)         Central Texas Regional Mobility Authority, Sub Lien,
                         6.75%, 1/1/41                                                                  2,730,525
    5,080,000(d)         Eagle Mountain & Saginaw Independent School
                         District, 3.0%, 8/15/29 (PSF-GTD Insured)                                      5,111,293
    1,000,000            Harris County Cultural Education Facilities Finance
                         Corp., YMCA Greater Houston Area, 5.0%, 6/1/28                                 1,051,600
      500,000            Harris County Cultural Education Facilities Finance
                         Corp., YMCA Greater Houston Area, 5.0%, 6/1/33                                   520,840
    2,750,000(b)         Houston Higher Education Finance Corp., Rice
                         University Project, Series A, 5.0%, 5/15/35                                    2,866,682
    5,000,000(d)         Lubbock-Cooper Independent School District, 4.0%,
                         2/15/49 (PSF-GTD Insured)                                                      5,067,600
    2,000,000            New Hope Cultural Education Facilities Finance
                         Corp., Cardinal Bay, Inc., Village On The Park,
                         4.75%, 7/1/51                                                                  2,051,980

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 27

-----------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
-----------------------------------------------------------------------------------------------------------------
                         Texas -- (continued)
    2,000,000            North Texas Tollway Authority, First Tier, Series D,
                         5.0%, 1/1/38                                                              $    2,138,620
    4,000,000            North Texas Tollway Authority, Second Tier, Series A,
                         5.0%, 1/1/30                                                                   4,491,920
    5,000,000            North Texas Tollway Authority, Second Tier, Series A,
                         5.0%, 1/1/35                                                                   5,501,700
    7,525,000(d)         State of Texas, Highway Improvement, 5.0%, 4/1/29                              8,491,361
    4,000,000            Texas Municipal Gas Acquisition & Supply Corp. III,
                         5.0%, 12/15/31                                                                 4,308,200
   10,410,000            Texas Private Activity Bond Surface Transportation
                         Corp., Senior Lien-LBJ Infrastructure, 7.0%, 6/30/40                          11,055,420
    2,755,000(b)         Texas State Public Finance Authority Charter School
                         Finance Corp., Education-Cosmos Foundation, Inc.,
                         Series A, 6.2%, 2/15/40                                                        2,884,898
    5,000,000            Texas Water Development Board, St. Water
                         Implementation Fund, Series A, 4.0%, 4/15/48                                   5,128,600
    5,000,000            University of Texas System, Financing System,
                         Series A, 5.0%, 8/15/24                                                        5,770,050
                                                                                                   --------------
                         Total Texas                                                               $   80,286,147
-----------------------------------------------------------------------------------------------------------------
                         Utah -- 0.6%
    1,000,000            Salt Lake City Corp. Airport Revenue, Series B,
                         5.0%, 7/1/34                                                              $    1,148,180
      220,000            Utah Charter School Finance Authority, North Davis
                         Preparatory, 5.75%, 7/15/20                                                      226,063
    4,835,000            Utah Transit Authority, Series A, 5.0%, 6/15/31                                5,529,161
                                                                                                   --------------
                         Total Utah                                                                $    6,903,404
-----------------------------------------------------------------------------------------------------------------
                         Virginia -- 8.6%
    1,170,000(d)         City of Manassas, 2.0%, 7/1/31 (ST AID
                         WITHHLDG Insured)                                                         $    1,035,649
    1,500,000(d)         County of Arlington, 4.0%, 8/15/35                                             1,603,695
   10,000,000(d)         County of Fairfax, Series A, 4.0%, 10/1/33 (ST AID
                         WITHHLDG Insured)                                                             10,908,400
    5,000,000            County of Henrico, Water & Sewer Revenue,
                         5.0%, 5/1/46                                                                   5,646,250
    7,500,000(b)         County of Washington Industrial Development
                         Authority, Mountain States Health Alliance,
                         Series C, 7.75%, 7/1/38                                                        7,500,000
   18,490,000            Tobacco Settlement Financing Corp., Senior,
                         Series B-1, 5.0%, 6/1/47                                                      17,635,207
    4,000,000            University of Virginia, Series A, 5.0%, 6/1/37                                 4,418,640
    7,075,000            University of Virginia, Series A, 5.0%, 4/1/42                                 8,118,138
    5,000,000            University of Virginia, Series A, 5.0%, 6/1/43                                 5,475,100

The accompanying notes are an integral part of these financial statements.

28 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18

-----------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
-----------------------------------------------------------------------------------------------------------------
                         Virginia -- (continued)
   12,000,000            University of Virginia, Series A-1, 4.0%, 4/1/45                          $   12,347,040
    5,000,000            Upper Occoquan Sewage Authority, 4.0%, 7/1/41                                  5,164,650
   14,105,000            Virginia Public Building Authority, Series A,
                         3.0%, 8/1/38                                                                  12,830,190
                                                                                                   --------------
                         Total Virginia                                                            $   92,682,959
-----------------------------------------------------------------------------------------------------------------
                         Washington -- 7.2%
    9,660,000            Central Puget Sound Regional Transit Authority,
                         Series S-1, 5.0%, 11/1/46                                                     12,407,111
   10,250,000            City of Seattle, Municipal Light & Power Revenue
                         Improvement, Series A, 4.0%, 1/1/48                                           10,428,452
   10,000,000            FYI Properties, Washington St. District Project,
                         5.5%, 6/1/39                                                                  10,131,500
   10,000,000            King County Housing Authority, Birch Creek
                         Apartments Project, 5.5%, 5/1/38 (CNTY GTD)                                   10,023,900
    3,000,000(d)         King County Issaquah School District No. 411,
                         4.5%, 12/1/30 (SCH BD GTY Insured)                                             3,292,290
    1,500,000            Public Utility District No. 1 of Franklin County,
                         Series A, 5.0%, 9/1/38                                                         1,639,770
   10,390,000(d)         State of Washington, Series 2015-D, 5.0%, 7/1/30                              11,802,936
    5,000,000(d)         State of Washington, Series 2017-A, 5.0%, 8/1/30                               5,835,400
    5,000,000(d)         State of Washington, Series A, 5.0%, 8/1/36                                    5,519,200
    6,685,000            University of Washington, Series B, 5.0%, 6/1/28                               7,763,692
                                                                                                   --------------
                         Total Washington                                                          $   78,844,251
-----------------------------------------------------------------------------------------------------------------
                         TOTAL MUNICIPAL BONDS
                         (Cost $1,030,359,916)                                                     $1,052,021,851
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Shares
-----------------------------------------------------------------------------------------------------------------
                         CLAIM -- 0.1% of Net Assets
          200(g)         CMS Liquidating Trust                                                     $      585,000
-----------------------------------------------------------------------------------------------------------------
                         TOTAL CLAIM
                         (Cost $640,000)                                                           $      585,000
-----------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN UNAFFILIATED
                         ISSUERS -- 98.0%
                         (Cost $1,030,999,916)                                                     $1,052,606,851
-----------------------------------------------------------------------------------------------------------------
                         OTHER ASSETS AND LIABILITIES -- 2.0%                                      $   21,195,767
-----------------------------------------------------------------------------------------------------------------
                         NET ASSETS -- 100.0%                                                      $1,073,802,618
=================================================================================================================

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2018, the value of these securities amounted to $3,538,340, or 0.3% of net assets.

AGC                  Assured Guarantee Municipal

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 29

AGM                  Assured Guarantee Corp.

AMBAC                Ambac Assurance Corp.

CNTY GTD             County Guaranteed

NATL                 National Public Finance Guarantee Corp.

PSF-GTD              Permanent School Fund Guaranteed

SCH-BD GTY           School Board Guaranty

ST AID WITHHLDG      State Aid Withholding

ST APPROP            State Appropriations

ST GTD               State Guaranteed

ST INTERCEPT         State Aid Intercept

(a)                  Consists of Revenue Bonds unless otherwise indicated.

(b)                  Pre-refunded bonds have been collateralized by U.S.
                     Treasury or U.S. Government Agency securities, which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d)                  Represents a General Obligation Bond.

(e)                  Escrow to maturity.

(f)                  Security is in default.

(g)                  Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2018 aggregated $181,550,137 and $422,165,523, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser"), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2018, the Fund engaged in sales of $21,271,404 pursuant to these procedures, which resulted in a net realized gain/(loss) of $413,527. During the year ended December 31, 2018, the Fund did not engage in purchases pursuant to these procedures.

At December 31, 2018, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,030,946,009 was as follows:

        Aggregate gross unrealized appreciation for all investments in which
          there is an excess of value over tax cost                                  $ 33,330,106
        Aggregate gross unrealized depreciation for all investments in which
          there is an excess of tax cost over value                                   (11,669,264)
                                                                                     ------------
        Net unrealized appreciation                                                  $ 21,660,842
                                                                                     ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

30 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18

The following is a summary of the inputs used as of December 31, 2018, in valuing the Fund's investments.

----------------------------------------------------------------------------------------
                             Level 1     Level 2            Level 3     Total
----------------------------------------------------------------------------------------
Municipal Bonds              $ --        $1,052,021,851     $ --        $1,052,021,851
Claim                          --               585,000       --               585,000
----------------------------------------------------------------------------------------
Total Investments
 in Securities               $ --        $1,052,606,851     $ --        $1,052,606,851
========================================================================================

During the year ended December, 31, 2018, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 31

Statement of Assets and Liabilities | 12/31/18

ASSETS:
  Investments in unaffiliated issuers, at value (cost $1,030,999,916)                 $1,052,606,851
  Cash                                                                                     8,071,625
  Receivables --
     Investment securities sold                                                              650,000
     Fund shares sold                                                                      3,564,855
     Interest                                                                             12,742,030
  Due from the Adviser                                                                        43,233
  Other assets                                                                                26,998
----------------------------------------------------------------------------------------------------
       Total assets                                                                   $1,077,705,592
====================================================================================================
LIABILITIES:
  Payables --
     Fund shares repurchased                                                          $    2,242,053
     Distributions                                                                         1,198,081
     Trustees' fees                                                                              702
     Transfer agent fees                                                                     259,543
  Due to affiliates                                                                           89,731
  Accrued expenses                                                                           112,864
----------------------------------------------------------------------------------------------------
       Total liabilities                                                              $    3,902,974
====================================================================================================
NET ASSETS:
  Paid-in capital                                                                     $1,050,702,691
  Distributable earnings                                                                  23,099,927
----------------------------------------------------------------------------------------------------
       Net assets                                                                     $1,073,802,618
====================================================================================================
NET ASSET VALUE PER SHARE:
  No par value (unlimited number of shares authorized)
     Class A (based on $584,127,105/41,050,473 shares)                                $        14.23
     Class C (based on $32,636,142/2,313,386 shares)                                  $        14.11
     Class Y (based on $457,039,371/32,200,930 shares)                                $        14.19
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $14.23 net asset value per share/
     100%-4.50% maximum sales charge)                                                 $        14.90
====================================================================================================

The accompanying notes are an integral part of these financial statements.

32 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18

Statement of Operations

For the Year Ended 12/31/18

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                    $43,056,755
---------------------------------------------------------------------------------------------------------
     Total investment income                                                                $ 43,056,755
=========================================================================================================
EXPENSES:
  Management fees                                                       $ 5,166,817
  Administrative expense                                                    371,375
  Transfer agent fees
     Class A                                                                225,265
     Class C                                                                 18,558
     Class Y                                                                667,911
  Distribution fees
     Class A                                                              1,512,877
     Class C                                                                422,270
  Shareowner communications expense                                          58,854
  Custodian fees                                                             16,032
  Registration fees                                                          80,187
  Professional fees                                                          97,213
  Printing expense                                                           41,556
  Pricing fees                                                              129,386
  Trustees' fees                                                             51,386
  Insurance expense                                                          14,566
  Miscellaneous                                                              86,383
---------------------------------------------------------------------------------------------------------
     Total expenses                                                                         $  8,960,636
     Less fees waived and expenses reimbursed by the Adviser                                    (520,276)
---------------------------------------------------------------------------------------------------------
     Net expenses                                                                           $  8,440,360
---------------------------------------------------------------------------------------------------------
       Net investment income                                                                $ 34,616,395
---------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                                    $    939,313
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                                    $(36,185,345)
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                    $(35,246,032)
---------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                      $   (629,637)
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 33

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------------------
                                                                    Year                      Year
                                                                    Ended                     Ended
                                                                    12/31/18                  12/31/17
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                        $   34,616,395            $   36,558,291
Net realized gain (loss) on investments                                    939,313                (1,621,617)
Change in net unrealized appreciation (depreciation)
  on investments                                                       (36,185,345)               45,720,024
-------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
       from operations                                              $     (629,637)           $   80,656,698
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
  Class A ($0.41 and $0.40 per share, respectively)                 $  (17,760,328)           $  (18,370,108)*
  Class C ($0.30 and $0.29 per share, respectively)                       (912,319)               (1,108,963)*
  Class Y ($0.45 and $0.43 per share, respectively)                    (16,525,147)              (16,304,850)*
-------------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                             $  (35,197,794)           $  (35,783,921)
-------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                   $  286,624,878            $  455,138,210
Reinvestment of distributions                                           19,644,431                20,328,996
Cost of shares repurchased                                            (531,559,261)             (312,916,158)
-------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
       from Fund share transactions                                 $ (225,289,952)           $  162,551,048
-------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                          $ (261,117,383)           $  207,423,825
NET ASSETS:**
Beginning of period                                                 $1,334,920,001            $1,127,496,176
-------------------------------------------------------------------------------------------------------------
End of period                                                       $1,073,802,618            $1,334,920,001
=============================================================================================================

* For the year ended December 31, 2017, distributions to shareowners were presented as net investment income.

** For the year ended December 31, 2017, undistributed net investment income was presented as follows: $3,203,577.

The accompanying notes are an integral part of these financial statements.

34 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18

-----------------------------------------------------------------------------------------------------------
                                           Year            Year              Year            Year
                                           Ended           Ended             Ended           Ended
                                           12/31/18        12/31/18          12/31/17        12/31/17
                                           Shares          Amount            Shares          Amount
-----------------------------------------------------------------------------------------------------------
Class A
Shares sold                                  2,580,767     $  36,742,481      2,374,026      $  34,333,661
Reinvestment of distributions                1,012,132        14,405,517      1,031,241         14,915,777
Less shares repurchased                     (6,709,019)      (95,520,365)    (8,178,795)      (117,996,039)
-----------------------------------------------------------------------------------------------------------
     Net decrease                           (3,116,120)    $ (44,372,367)    (4,773,528)     $ (68,746,601)
===========================================================================================================
Class C
Shares sold                                    291,123     $   4,119,681        331,359      $   4,761,291
Reinvestment of distributions                   53,350           753,501         63,169            905,587
Less shares repurchased                     (1,579,787)      (22,317,473)    (1,261,894)       (18,073,725)
-----------------------------------------------------------------------------------------------------------
     Net decrease                           (1,235,314)    $ (17,444,291)      (867,366)     $ (12,406,847)
===========================================================================================================
Class Y
Shares sold                                 17,279,189     $ 245,762,716     29,040,126      $ 416,043,258
Reinvestment of distributions                  315,850         4,485,413        312,300          4,507,632
Less shares repurchased                    (29,019,039)     (413,721,423)   (12,340,731)      (176,846,394)
-----------------------------------------------------------------------------------------------------------
     Net increase
        (decrease)                         (11,424,000)    $(163,473,294)    17,011,695      $ 243,704,496
===========================================================================================================

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 35

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Year         Year         Year         Year         Year
                                                                    Ended        Ended        Ended        Ended        Ended
                                                                    12/31/18     12/31/17     12/31/16*    12/31/15*    12/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                $  14.64     $  14.12     $  14.60     $  14.49     $  13.25
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                      $   0.41(a)  $   0.41(a)  $   0.40(a)  $   0.44(a)  $   0.49
  Net realized and unrealized gain (loss) on investments               (0.41)        0.51        (0.46)        0.20         1.29
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $     --     $   0.92     $  (0.06)    $   0.64     $   1.78
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                             $  (0.40)    $  (0.40)    $  (0.42)    $  (0.53)    $  (0.54)
  Net realized gain                                                    (0.01)          --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 $  (0.41)    $  (0.40)    $  (0.42)    $  (0.53)    $  (0.54)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $  (0.41)    $   0.52     $  (0.48)    $   0.11     $   1.24
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  14.23     $  14.64     $  14.12     $  14.60     $  14.49
====================================================================================================================================
Total return (b)                                                        0.10%        6.56%       (0.50)%       4.51%       13.61%(c)
Ratio of net expenses to average net assets (d)                         0.81%        0.80%        0.81%        0.82%        0.83%
Ratio of net investment income (loss) to average net assets             2.88%        2.80%        2.73%        3.08%        3.46%
Portfolio turnover rate                                                   16%          20%          18%          21%          29%
Net assets, end of period (in thousands)                            $584,127     $646,525     $690,991     $709,616     $699,229
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                  0.81%        0.80%        0.81%        0.83%        0.85%
  Net investment income (loss) to average net assets                    2.88%        2.80%        2.73%        3.07%        3.44%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account

(c) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended December 31, 2014, the total return would have been 13.53%.

(d)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00% and 0.01%, respectively.

The accompanying notes are an integral part of these financial statements.

36 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year         Year         Year         Year         Year
                                                                     Ended        Ended        Ended        Ended        Ended
                                                                     12/31/18     12/31/17     12/31/16*    12/31/15*    12/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                 $ 14.51      $ 14.00      $ 14.48      $ 14.37      $ 13.14
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                       $  0.30(a)   $  0.29(a)   $  0.29(a)   $  0.33(a)   $  0.36
  Net realized and unrealized gain (loss) on investments               (0.40)        0.51        (0.46)        0.20         1.30
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                   $ (0.10)     $  0.80      $ (0.17)     $  0.53      $  1.66
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                              $ (0.29)     $ (0.29)     $ (0.31)     $ (0.42)     $ (0.43)
  Net realized gain                                                    (0.01)          --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  $ (0.30)     $ (0.29)     $ (0.31)     $ (0.42)     $ (0.43)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                           $ (0.40)     $  0.51      $ (0.48)     $  0.11      $  1.23
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 14.11      $ 14.51      $ 14.00      $ 14.48      $ 14.37
====================================================================================================================================
Total return (b)                                                       (0.60)%       5.72%       (1.27)%       3.74%       12.75%(c)
Ratio of net expenses to average net assets (d)                         1.57%        1.55%        1.56%        1.56%        1.60%
Ratio of net investment income (loss) to average net assets             2.13%        2.05%        1.98%        2.33%        2.69%
Portfolio turnover rate                                                   16%          20%          18%          21%          29%
Net assets, end of period (in thousands)                             $32,636      $51,506      $61,832      $54,752      $47,734
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account

(c) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended December 31, 2014, the total return would have been 12.67%.

(d)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00% and 0.01%, respectively.

The accompanying notes are an integral part of these financial statements.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 37

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year         Year         Year         Year         Year
                                                                     Ended        Ended        Ended        Ended        Ended
                                                                     12/31/18     12/31/17     12/31/16*    12/31/15*    12/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                 $  14.60     $  14.08     $  14.56     $  14.44     $ 13.21
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                       $   0.45(a)  $   0.44(a)  $   0.44(a)  $   0.48(a)  $  0.46
  Net realized and unrealized gain (loss) on investments                (0.41)        0.51        (0.46)        0.21        1.35
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                   $   0.04     $   0.95     $  (0.02)    $   0.69     $  1.81
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                              $  (0.44)    $  (O.43)    $  (0.46)    $  (0.57)    $ (0.58)
  Net realized gain                                                     (0.01)          --           --           --          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  $  (0.45)    $  (0.43)    $  (0.46)    $  (0.57)    $ (0.58)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                           $  (0.41)    $   0.52     $  (0.48)    $   0.12     $  1.23
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  14.19     $  14.60     $  14.08     $  14.56     $ 14.44
====================================================================================================================================
Total return (b)                                                         0.35%        6.84%       (0.25)%       4.86%      13.86%(c)
Ratio of net expenses to average net assets (d)                          0.55%        0.55%        0.55%        0.55%       0.56%
Ratio of net investment income (loss) to average net assets              3.13%        3.04%        2.98%        3.34%       3.70%
Portfolio turnover rate                                                    16%          20%          18%          21%         29%
Net assets, end of period (in thousands)                             $457,039     $636,889     $374,674     $276,778     $97,387
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                   0.65%        0.63%        0.64%        0.64%       0.65%
  Net investment income (loss) to average net assets                     3.03%        2.96%        2.89%        3.25%       3.61%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended December 31, 2014, the total return would have been 13.78%.

(d)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00% and 0.01%, respectively.

The accompanying notes are an integral part of these financial statements.

38 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18

Notes to Financial Statements | 12/31/18

1. Organization and Significant Accounting Policies

Pioneer AMT-Free Municipal Fund (the "Fund") is one of two series comprising Pioneer Series Trust II (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income tax as is consistent with the relative stability of capital.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class T and Class Y shares. Class K and Class T shares had not commenced operations as of December 31, 2018. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 39

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

40 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At December 31, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 41 statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      During the year ended December 31, 2018, a capital loss carryforward of $2,039,291 was utilized to offset net realized gains by the Fund.

      The Fund has elected to defer $2,269,941 of capital losses recognized between November 1, 2018 through December 31, 2018 to its fiscal year ending December 31, 2019.

      The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017, were as follows:

      --------------------------------------------------------------------------
                                                         2018              2017
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                             $ 1,319,418       $   307,400
      Tax-exempt income                            32,702,074        35,476,521
      Long-term capital gain                        1,176,302                --
      --------------------------------------------------------------------------
          Total                                   $35,197,794       $35,783,921
      ==========================================================================

      The following shows the components of distributable earnings on a federal income tax basis at December 31, 2018:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed Tax Exempt income                               $ 3,709,026
      Current year Late Year Loss                                    (2,269,941)
      Net unrealized appreciation                                    21,660,842
      --------------------------------------------------------------------------
          Total                                                     $23,099,927
      ==========================================================================

      The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, tax treatment of premium and amortization, and tax adjustments on defaulted bonds.

D.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $19,496 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2018.

42 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18

E.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

F.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      Interest rates in the U.S. have been historically low and have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 43 developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Fund invests significantly in a single state, including Massachusetts, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these

44 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions, or exchanges, or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

The Adviser manages the Fund's portfolio. Effective October 1, 2018, Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million, 0.45% of the next $500 million of the Fund's average daily net assets, 0.40% of the next $1.25 billion of the Fund's average daily net assets, and 0.35% of the Fund's average daily net assets over $2 billion. Prior to October 1, 2018, Management fees were calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million, 0.45% of the next $500 million of the Fund's average daily net assets, and 0.40% of the Fund's average daily net assets over $750 million. For the year ended December 31, 2018, the effective management fee (excluding waivers and/or assumptions of expenses) was equivalent to 0.44% of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.82% and 0.55% of the average daily net assets attributable to Class A and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended December 31, 2018, are reflected on the Statement of Operations. These expense limitations are in effect through May 1, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 45

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $65,308 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended December 31, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                 $41,251
Class C                                                                   1,357
Class Y                                                                  16,246
--------------------------------------------------------------------------------
 Total                                                                  $58,854
--------------------------------------------------------------------------------

4. Distribution Plan and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $24,423 in distribution fees payable to the Distributor at December 31, 2018.

46 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended December 31, 2018, CDSCs in the amount of $6,631 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Prior to August 1, 2018, the credit facility was in the amount of $195 million. Effective August 1, 2018, the Fund participates in a credit facility that is in the amount of $250 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date, or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended December 31, 2018, the Fund had no borrowings under the credit facility.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust II and the Shareholders of Pioneer AMT-Free Municipal Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer AMT-Free Municipal Fund (the "Fund") (one of the funds constituting Pioneer Series Trust II (the "Trust")), including the schedule of investments, as of December 31, 2018, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes, and the statement of changes in net assets and financial highlights for the year ended December 31, 2017 (collectively referred to as the "financial statements"). The financial highlights for the periods ended December 31, 2014, December 31, 2015 and December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 22, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer AMT-Free Municipal Fund (one of the funds constituting Pioneer Series Trust II) at December 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year ended, and the statement of changes in net assets and the financial highlights for the year ended December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

48 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Trust's auditor since 2017.

Boston, Massachusetts
February 27, 2019

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 49

ADDITIONAL INFORMATION (unaudited)

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund's ordinary income distributions derived from qualified interest income was 100%.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged an independent registered public accounting firm, Ernst & Young LLP ("EY").

50 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and
(x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 51

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer AMT-Free Municipal Fund (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2018 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2018, July 2018 and September 2018. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2018, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2018, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2018.

At a meeting held on September 18, 2018, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees

52 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 53

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and

54 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 55

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

56 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 57

Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                        Other Directorships
Held With the Fund          Length of Service     Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)        Trustee since 2006.   Private investor (2004 - 2008 and 2013 - present);  Director, Broadridge Financial
Chairman of the Board       Serves until a        Chairman (2008 - 2013) and Chief Executive Officer  Solutions, Inc. (investor
and Trustee                 successor trustee is  (2008 - 2012), Quadriserv, Inc. (technology         communications and securities
                            elected or earlier    products for securities lending industry); and      processing provider for
                            retirement            Senior Executive Vice President, The Bank of New    financial services industry)
                            or removal.           York (financial and securities services)            (2009 - present); Director,
                                                  (1986 - 2004)                                       Quadriserv, Inc. (2005 -
                                                                                                      2013); and Commissioner, New
                                                                                                      Jersey State Civil Service
                                                                                                      Commission (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (75)          Trustee since 2005.   Managing Partner, Federal City Capital Advisors     Director of New York Mortgage
Trustee                     Serves until a        (corporate advisory services company) (1997 -       Trust (publicly-traded
                            successor trustee     2004 and 2008 - present); Interim Chief Executive   mortgage REIT) (2004 - 2009,
                            is elected or         Officer, Oxford Analytica, Inc. (privately held     2012 - present); Director of
                            earlier retirement    research and consulting company) (2010);            The Swiss Helvetia Fund, Inc.
                            or removal.           Executive Vice President and Chief Financial        (closed-end fund) (2010 -
                                                  Officer, I-trax, Inc. (publicly traded health       2017); Director of Oxford
                                                  care services company) (2004 - 2007); and           Analytica, Inc. (2008 -
                                                  Executive Vice President and Chief Financial        2015); and Director of
                                                  Officer, Pedestal Inc. (internet-based mortgage     Enterprise Community
                                                  trading company) (2000 - 2002); Private             Investment, Inc. (privately-
                                                  Consultant (1995 - 1997); Managing Director,        held affordable housing
                                                  Lehman Brothers (1992 - 1995); and Executive, The   finance company) (1985 - 2010)
                                                  World Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74)   Trustee since 2008.   William Joseph Maier Professor of Political         Trustee, Mellon Institutional
Trustee                     Serves until a        Economy, Harvard University (1972 - present)        Funds Investment Trust and
                            successor trustee                                                         Mellon Institutional Funds
                            is elected or                                                             Master Portfolio (oversaw 17
                            earlier retirement                                                        portfolios in fund complex)
                            or removal.                                                               (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

58 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                        Other Directorships
Held With the Fund          Length of Service     Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (71)   Trustee since 2004.   Founding Director, Vice-President and Corporate     None
Trustee                     Serves until a        Secretary, The Winthrop Group, Inc. (consulting
                            successor trustee     firm) (1982 - present); Desautels Faculty of
                            is elected or         Management, McGill University (1999 - 2017); and
                            earlier retirement    Manager of Research Operations and Organizational
                            or removal.           Learning, Xerox PARC, Xerox's advance research
                                                  center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)    Trustee since 2017.   Chief Investment Officer, 1199 SEIU Funds           None
Trustee                     (Advisory Trustee     (healthcare workers union pension funds) (2001 -
                            from 2014 - 2017)     present); Vice President - International
                            Serves until a        Investments Group, American International Group,
                            successor trustee     Inc. (insurance company) (1993 - 2001); Vice
                            is elected or         President - Corporate Finance and Treasury Group,
                            earlier retirement    Citibank, N.A. (1980 - 1986 and 1990 - 1993);
                            or removal.           Vice President - Asset/Liability Management
                                                  Group, Federal Farm Funding Corporation
                                                  (government-sponsored issuer of debt securities)
                                                  (1988 - 1990); Mortgage Strategies Group,
                                                  Shearson Lehman Hutton, Inc. (investment bank)
                                                  (1987 - 1988); and Mortgage Strategies Group,
                                                  Drexel Burnham Lambert, Ltd. (investment bank)
                                                  (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)    Trustee since 2004.   President and Chief Executive Officer, Newbury      Director of New America High
Trustee                     Serves until a        Piret Company (investment banking firm) (1981 -     Income Fund, Inc.
                            successor trustee     present)                                            (closed-end investment
                            is elected or                                                             company) (2004 - present);
                            earlier retirement                                                        and Member, Board of
                            or removal.                                                               Governors, Investment
                                                                                                      Company Institute (2000 -
                                                                                                      2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (71)      Trustee since 2014.   Consultant (investment company services) (2012 -    None
Trustee                     Serves until a        present); Executive Vice President, BNY Mellon
                            successor trustee     (financial and investment company services)
                            is elected or         (1969 - 2012); Director, BNY International
                            earlier retirement    Financing Corp. (financial services) (2002 -
                            or removal.           2012); and Director, Mellon Overseas Investment
                                                  Corp. (financial services) (2009 - 2012);
                                                  Director, Financial Models (technology) (2005 -
                                                  2007); Director, BNY Hamilton Funds, Ireland
                                                  (offshore investment companies) (2004 - 2007);
                                                  Chairman/Director, AIB/BNY Securities Services
                                                  Ltd., Ireland (financial services) (1999 - 2006);
                                                  and Chairman, BNY Alternative Investment Services,
                                                  Inc. (financial services) (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 59

Interested Trustees
------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                        Other Directorships
Held With the Fund          Length of Service     Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (56)*         Trustee since 2017.   Director, CEO and President of Amundi Pioneer       None
Trustee, President          Serves until a        Asset Management USA, Inc. (since September 2014);
and Chief Executive         successor trustee     Director, CEO and President of Amundi Pioneer
Officer                     is elected or         Asset Management, Inc. (since September 2014);
                            earlier retirement    Director, CEO and President of Amundi Pioneer
                            or removal            Distributor, Inc. (since September 2014);
                                                  Director, CEO and President of Amundi Pioneer
                                                  Institutional Asset Management, Inc. (since
                                                  September 2014); Chair, Amundi Pioneer Asset
                                                  Management USA, Inc., Amundi Pioneer Distributor,
                                                  Inc. and Amundi Pioneer Institutional Asset
                                                  Management, Inc. (September 2014 - 2018); Managing
                                                  Director, Morgan Stanley Investment Management
                                                  (2010 - 2013); and Director of Institutional
                                                  Business, CEO of International, Eaton Vance
                                                  Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*     Trustee since 2014.   Director and Executive Vice President (since 2008)  None
Trustee                     Serves until a        and Chief Investment Officer, U.S. (since 2010)
                            successor trustee     of Amundi Pioneer Asset Management USA, Inc.;
                            is elected or         Executive Vice President and Chief Investment
                            earlier retirement    Officer, U.S. of Amundi Pioneer (since 2008);
                            or removal            Executive Vice President of Amundi Pioneer
                                                  Institutional Asset Management, Inc. (since 2009);
                                                  and Portfolio Manager of Amundi Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

60 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                        Other Directorships
Held With the Fund          Length of Service     Principal Occupation                                Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (54)  Since 2004. Serves    Vice President and Associate General Counsel of     None
Secretary and Chief         at the discretion     Amundi Pioneer since January 2008; Secretary and
Legal Officer               of the Board          Chief Legal Officer of all of the Pioneer Funds
                                                  since June 2010; Assistant Secretary of all of the
                                                  Pioneer Funds from September 2003 to May 2010;
                                                  and Vice President and Senior Counsel of Amundi
                                                  Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (57)      Since 2010. Serves    Fund Governance Director of Amundi Pioneer since    None
Assistant Secretary         at the discretion     December 2006 and Assistant Secretary of all the
                            of the Board          Pioneer Funds since June 2010; Manager - Fund
                                                  Governance of Amundi Pioneer from December 2003
                                                  to November 2006; and Senior Paralegal of
                                                  Amundi Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (56)           Since 2010. Serves    Senior Counsel of Amundi Pioneer since May 2013     None
Assistant Secretary         at the discretion     and Assistant Secretary of all the Pioneer Funds
                            of the Board          since June 2010; and Counsel of Amundi Pioneer
                                                  from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (59)        Since 2008. Serves    Vice President - Fund Treasury of Amundi            None
Treasurer and Chief         at the discretion     Pioneer; Treasurer of all of the Pioneer Funds
Financial and               of the Board          since March 2008; Deputy Treasurer of Amundi
Accounting Officer                                Pioneer from March 2004 to February 2008; and
                                                  Assistant Treasurer of all of the Pioneer Funds
                                                  from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)       Since 2004. Serves    Director - Fund Treasury of Amundi Pioneer; and     None
Assistant Treasurer         at the discretion     Assistant Treasurer of all of the Pioneer Funds
                            of the Board
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)          Since 2004. Serves    Senior Manager - Fund Treasury of Amundi Pioneer;   None
Assistant Treasurer         at the discretion     and Assistant Treasurer of all of the
                            of the Board          Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 61

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                        Other Directorships
Held With the Fund          Length of Service     Principal Occupation                                Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (39)       Since 2009. Serves    Senior Manager - Fund Treasury of Amundi Pioneer    None
Assistant Treasurer         at the discretion     since November 2008; Assistant Treasurer of all
                            of the Board          of the Pioneer Funds since January 2009; and
                                                  Client Service Manager - Institutional Investor
                                                  Services at State Street Bank from March 2003 to
                                                  March 2007
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)            Since 2018. Serves    Managing Director, Chief Compliance Officer of      None
Chief Compliance Officer    at the discretion     Amundi Pioneer Asset Management; Amundi Pioneer
                            of the Board          Institutional Asset Management, Inc.; and the
                                                  Pioneer Funds since September 2018; and Chief
                                                  Compliance Officer of Amundi Pioneer Distributor,
                                                  Inc. since January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (47)        Since 2006. Serves    Vice President of Amundi Pioneer Asset Management   None
Anti-Money                  at the discretion     and Anti-Money Laundering Officer of all the
Laundering Officer          of the Board          Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

62 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18

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                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 63

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64 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18

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                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 65

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66 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18

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                   Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18 67

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68 Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 18644-13-0219




ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $38,500 payable to Ernst & Young LLP for the year ended
December 31, 2018 and $38,500
for the year ended December 31, 2017.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2018 or 2017.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $8,028
payable to Ernst & Young LLP for the year ended
December 31, 2018 and $8,028
for the year ended December 31, 2017.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2018 or 2017.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended December 31 2018 and 2017, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $8,028 payable to Ernst & Young LLP for the year ended
December 31, 2018 and $8,028 for the year ended December 31, 2017.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust II


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 5, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 5, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date March 5, 2019

* Print the name and title of each signing officer under his or her signature.